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                                                                    EXHIBIT 99.1

                          BOCA RATON BRANCH OF WACHOVIA
                       SECURITIES FINANCIAL NETWORK, INC.

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2002 AND 2001

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                                 C O N T E N T S

                                                                        Page
                                                                       Number
                                                                       ------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS -
     MOORE STEPHENS LOVELACE, P.A.                                       1

FINANCIAL STATEMENTS

     Statement of Financial Condition                                    2

     Statements of Loss                                                  3

     Statements of Changes in Branch Equity                              4

     Statements of Cash Flows                                            5

     Notes to Financial Statements                                       6

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               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management
of Wachovia Securities Financial Network, Inc.
Richmond, Virginia

We have audited the accompanying statement of financial condition of the Boca Raton Branch of Wachovia Securities Financial Network, Inc. as of December 31, 2002, and the related statement of loss, changes in branch equity and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the accompanying financial statements, the Boca Raton Branch of Wachovia Securities Financial Network, Inc. is part of Wachovia Securities Financial Network, Inc. and has no separate legal status of existence. The method of determining the Branch's revenues, expenses, assets and liabilities is discussed in Notes 1 and 4 to the accompanying financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Boca Raton Branch of Wachovia Securities Financial Network, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore Stephens Lovelace, P.A.

Certified Public Accountants

Orlando, Florida
March 13, 2003

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BOCA RATON BRANCH OF WACHOVIA SECURITIES
FINANCIAL NETWORK, INC.

Statement of Financial Condition

December 31, 2002

                                                                                 2002
                                                                            --------------
ASSETS
   Commissions receivable                                                   $      316,966
   Employment contracts, net                                                     1,835,504
   Furniture and equipment, net                                                      6,000
                                                                            --------------
TOTAL ASSETS                                                                $    2,158,470
                                                                            ==============
LIABILITIES AND BRANCH EQUITY
LIABILITIES
   Commissions payable                                                      $      142,373

BRANCH EQUITY
   Branch equity                                                                 2,016,097
                                                                            --------------

TOTAL LIABILITIES AND BRANCH EQUITY                                         $    2,158,470
                                                                            ==============

    The accompanying notes are an integral part of the financial statements.

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BOCA RATON BRANCH OF WACHOVIA SECURITIES
FINANCIAL NETWORK, INC.

Statements of Loss

For the Years Ended December 31, 2002 and 2001

                                                                                 2002               2001
                                                                            --------------     --------------
REVENUES
   Commissions                                                              $    5,428,789     $    4,966,440
   Interest and dividends                                                          227,577            133,867
                                                                            --------------     --------------
                                                                                 5,656,366          5,100,307
                                                                            --------------     --------------

EXPENSES
   Commissions and clearing costs                                                2,678,341          3,380,032
   Employee compensation and benefits                                            2,039,184          1,737,782
   Occupancy and equipment                                                         481,678            384,606
   Advertising                                                                      50,034             74,356
   Communications                                                                  128,965            141,855
   Other operating expenses                                                        448,227             27,898
                                                                            --------------     --------------
                                                                                 5,826,429          5,746,529
                                                                            --------------     --------------

NET LOSS                                                                    $     (170,063)    $     (646,222)
                                                                            ==============     ==============

    The accompanying notes are an integral part of the financial statements.

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BOCA RATON BRANCH OF WACHOVIA SECURITIES
FINANCIAL NETWORK, INC.

Statements of Changes in Branch Equity

For the Years Ended December 31, 2002 and 2001

                                                                                Branch
                                                                                Equity
                                                                            --------------
INITIAL CAPITALIZATION OF THE BRANCH - JANUARY 2, 2001                      $    3,681,008

   Net loss                                                                       (646,222)
   Net cash retained by affiliate                                                 (108,215)
                                                                            --------------

BALANCE, DECEMBER 31, 2001                                                       2,926,571

   Net loss                                                                       (170,063)
   Net cash retained by affiliate                                                 (740,411)
                                                                            --------------
BALANCE, DECEMBER 31, 2002                                                  $    2,016,097
                                                                            ==============

    The accompanying notes are an integral part of the financial statements.

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BOCA RATON BRANCH OF WACHOVIA SECURITIES
FINANCIAL NETWORK, INC.

Statements of Cash Flows

For the Years Ended December 31, 2002 and 2001

                                                                                 2002               2001
                                                                            --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                  $     (170,063)    $     (646,222)
  Adjustments to reconcile net loss to net cash provided by
       (used in) operating activities
     Amortization of employment contracts                                          913,033            922,471
     Depreciation expense                                                            2,000              2,000
        Changes in:
            Commissions receivable                                                  85,423           (402,389)
            Employment contracts                                                         -         (3,671,008)
            Commissions payable                                                    (89,982)           232,355
                                                                            --------------     --------------

               Net cash provided by (used in) operating activities                 740,411         (3,562,793)

CASH FLOWS FROM INVESTING ACTIVITIES
     Net cash used in investing activities                                               -                  -
                                                                            --------------     --------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Initial capitalization of the Branch                                                -          3,671,008
     Net cash retained by affiliate                                               (740,411)          (108,215)
                                                                            --------------     --------------

                             Net cash used in financing activities                (740,411)         3,562,793
                                                                            --------------     --------------

NET CHANGE IN CASH                                                                       -                  -

CASH AT BEGINNING OF YEAR                                                                -                  -
                                                                            --------------     --------------

CASH AT END OF YEAR                                                         $            -     $            -
                                                                            ==============     ==============

    The accompanying notes are an integral part of the financial statements.

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BOCA RATON BRANCH OF WACHOVIA SECURITIES
FINANCIAL NETWORK, INC.

Notes to Financial Statements

For the Years Ended December 31, 2002 and 2001

NOTE 1 - NATURE OF BUSINESS AND SUMMARY
         OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS - The Boca Raton Branch of Wachovia Securities Financial Network, Inc. (the "Branch") is an affiliated retail branch office of Wachovia Securities Financial Network, Inc. (the "Company"). The Company is a fully-disclosed introducing broker which operates approximately 3,500 offices across the United States. The Boca Raton Branch is located in Boca Raton, Florida.

On January 2, 2001, the Company acquired JWGenesis Financial Corp. ("JWGenesis"), a full-service securities brokerage and investment banking business, which had registered representatives and retail offices located throughout the United States. One of the branches acquired was the Boca Raton branch. In connection with its acquisition, to entice the brokers to continue working for the Branch subsequent to the acquisition, the Company paid approximately $3,700,000 in return for a four year commitment to work for the Branch. This expenditure has been recorded as part of the initial capitalization of the Branch and as employment contracts. Additionally, the Company estimated the fair market value of the Branch's tangible assets on the date of acquisition to be approximately $10,000, which has been recorded in the accompanying financial statements as a non-cash contribution of furniture and equipment. The Company did not allocate to the Branch any additional net assets acquired, such as goodwill, based upon the size and estimated fair value of the Branch in relationship to the overall acquisition.

BASIS OF PRESENTATION - The Branch is not a separate legal entity; rather, it is merely a separate branch office of the Company consisting primarily of broker-dealers and sales representatives. As a result, the Company did not historically prepare separate financial statements of the Branch. The accompanying financial statements are derived from the historical accounting records of the Company and present the Branch's direct assets and liabilities as of December 31, 2002 and the Branch's direct revenues and expenses and allocations of certain expenses from the Company (see Note 4) for the years ended December 31, 2002 and 2001.

During the periods presented, the Branch was under the control of the Company. Accordingly, substantially all of the Branch's cash management, managerial, operational, investing and financing activities were performed by the Company and all net profits and losses were retained by the Company.

FURNITURE AND EQUIPMENT - Furniture and equipment is stated at its estimated fair value as of the Branch's acquisition date which approximates cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives.

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NOTE 1 - NATURE OF BUSINESS AND SUMMARY
         OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

COMMISSION REVENUES AND EXPENSES - Commission revenues are recorded on a trade-date basis. The Company receives commissions on securities transactions sold by registered representatives of the Branch office. The Company receives the gross amount of commissions due from the transactions and remits a percentage of that amount to the registered representatives based on a formal commission payout schedule maintained with each representative.

INCOME TAXES - The Branch is not a separate tax-paying entity; rather, its activity is included in the Company's consolidated tax returns; however, the accompanying financial statements have been prepared as if the Branch were a separate tax-paying entity.

The Branch accounts for income taxes under the liability method which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that would have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Branch has incurred losses since its inception. Due to these losses and the resulting uncertainty of the realization of the tax loss carryforward by the Branch (see Note 6), the Branch has established a 100% valuation allowance against the carryforward benefit. Accordingly, no provision/benefit for income taxes has been included in the accompanying financial statements.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - EMPLOYMENT CONTRACTS

The Branch is amortizing the employment contracts over the four year term of the brokers' employment agreements. During the years ended December 31, 2002 and 2001, amortization of employee contracts approximated $913,000 and $922,000, respectively. The amortization expense is recorded as employee compensation and benefits in the statements of loss.

As of December 31, 2002, unamortized employee contracts were approximately $1,835,000. There is no allowance against the employment contract costs, as each of the brokers continued to work for the Company and are generating sufficient business.

                                      - 7 -

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NOTE 3 - FURNITURE AND EQUIPMENT

The Branch has not acquired any additional furniture and equipment since its inception. Depreciation is being recorded over a five year period, based upon the straight-line method. Deprecation expense was recorded in the amount of $2,000 for each of the years ended December 31, 2002 and 2001.

NOTE 4 - AFFILIATE ALLOCATIONS

The Company allocates certain costs of the Branch for operating expenses, administrative services and corporate overhead. For the years ended December 31, 2002 and 2001, these allocations totaled approximately $482,000 and $385,000 for occupancy and equipment; approximately $50,000 and $74,000 for selling and marketing; approximately $129,000 and $142,000 for communications and approximately $448,000 and $28,000 for other operating expenses, respectively.

The Company determined the amounts of the allocations based on estimates of the costs incurred by the Company in providing such services to the Branch. Had the Branch used a third party to provide these services, or performed these services within the Branch, the actual costs could differ significantly from these estimates. Management believes that the amounts allocated reasonably approximate the costs incurred by the Company in providing such services.

NOTE 5 - CONTINGENCIES

Office Lease

As part of the acquisition of JWGenesis, the Company assumed a non-cancelable operating office lease in Boca Raton, Florida. A portion of the office space included in the lease is utilized by the Branch. For the years ended December, 31, 2002 and 2001, the Company allocated approximately $221,000 and $212,000, respectively, in rent expense to the Branch. Rent expense is recorded as occupancy and equipment in the statement of operations. The lease expires in January 2005. Estimated minimum future annual rental payments approximate $230,000 for 2003 and $240,000 for 2004.

Litigation

In the ordinary course of business, the brokers, as well as the Company, are subject to various claims and legal actions. In the opinion of management, the resolution of such matters will not have a material impact to the Branch or Company's financial condition and results of operations.

NOTE 6 - SUBSEQUENT EVENT

On January 2, 2003, Summit Brokerage Services, Inc. ("Summit") entered into a binding agreement with the Company to acquire the net assets of the Branch. The brokers of the Branch are to become independent representatives of Summit's independent broker/dealer.

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